740178697 21671763 FOURTH AGREEMENT OF AMENDMENT Dated as of March 5, 2021 Reference is made to: (i) that certain Receivables Purchase Agreement dated as of March 5, 2020, as amended by the Agreement of Amendment dated as of April 17, 2020, as further amended by the Second Agreement of Amendment dated September 17, 2020, and as further amended by the Third Agreement of Amendment dated January 29, 2020 (as amended, supplemented, waived or modified from time to time prior to the date hereof, the “Agreement”) among ADT LLC, individually (in such capacity, “ADT”) and as servicer (in such capacity, the “Servicer”), ADT Finance LLC, as seller (the “Seller”), the various purchasers (the “Purchasers”) and purchaser agents (the “Purchaser Agents”) from time to time party thereto, and Mizuho Bank, Ltd., as administrative agent, arranger, collateral agent (in such capacity, the “Collateral Agent”) and structuring agent; and (ii) that certain Fee Letter dated as of April 17, 2020 as to the Funded Fee (the “Funded Fee Letter”) among the Administrative Agent, Mizuho Bank, Ltd. as Purchaser Agent and the Seller. Capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Agreement. 1. The parties to the Agreement hereby agree that, effective as of the Amendment Effective Date (as defined below), the Agreement is hereby amended as follows: (a) Section 10.1(t) of the Agreement is hereby deleted in its entirety. (b) The definition of “Purchase Termination Date” in Appendix A of the Agreement is hereby amended and restated in its entirety to read as follows: ““Purchase Termination Date” means the earlier of (a) March 4, 2022 and (b) the occurrence of an Event of Termination.” 2. The parties to the Funded Fee Letter hereby agree that, effective as of the Amendment Effective Date, the Funded Fee Letter is hereby amended so that the last sentence of the first paragraph of clause (1) thereof (the definition of “Funded Fee Percentage”) is hereby amended and restated in its entirety to read as follows: “As used herein and in the Receivables Purchase Agreement, the “Funded Fee Percentage” shall mean, for each day, a percentage equal to (i) if such day is prior to the Purchase Termination Date, 0.85% and (ii) if such day is on or after the Purchase Termination Date, 1.60%.” 3. As used herein, the term “Amendment Effective Date” shall mean the first date upon which the Collateral Agent shall have executed and delivered one or more counterparts of this fourth agreement of amendment (the “Fourth Agreement of Amendment”) and shall have

740178697 21671763 2 received one or more counterparts of this Fourth Agreement of Amendment executed by the other parties hereto. Each of the Servicer and the Seller represents and warrants to each of the Collateral Agent, the Purchasers and the Purchaser Agents that (i) immediately after the Amendment Effective Date, its representations and warranties set forth in the Agreement are true and correct in all material respects, (ii) no Event of Termination or Unmatured Event of Termination has occurred and is continuing or will result from the amendment contemplated by this Fourth Agreement of Amendment, and (iii) this Fourth Agreement of Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy, or other laws affecting creditor’s rights generally, or general principals of equity, whether such enforceability is considered in a proceeding in equity or at law. This Fourth Agreement of Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. By its signature hereto, each Purchaser and Purchaser Agent hereby authorizes and directs the Collateral Agent to execute and deliver this Fourth Agreement of Amendment. The terms of Section 13.7 of the Agreement shall apply to this Fourth Agreement of Amendment mutatis mutandis as if fully set forth herein. The words “execution,” “signed,” “signature,” and words of like import in this Fourth Agreement of Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. THIS FOURTH AGREEMENT OF AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). [Signature Pages Follow]

[Signature Page to Agreement of Amendment] 740178697 21671763 IN WITNESS WHEREOF, the parties hereto have caused this Fourth Agreement of Amendment to be executed and delivered by their duly authorized officers as of the date first above written. ADT FINANCE LLC, as Seller By: ________________________________ Name: Title: ADT LLC, as Servicer By: ________________________________ Name: Title: Deepika Yelamanchi VP & Treasurer VP & Treasurer Deepika Yelamanchi

[Signature Page to Agreement of Amendment] MIZUHO BANK, LTD., as Collateral Agent By: Name: Title: MIZUHO BANK, LTD., as Administrative Agent, Arranger, and Structuring Agent By: Name: Title: MIZUHO BANK, LTD., as a Purchaser Agent for Mizuho Bank, Ltd., as Purchaser By: Name: Title: MIZUHO BANK, LTD., as a Purchaser By: Name: Title: